UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 25, 2003

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)




United States                     333-103210                22-2382028
-------------                     ----------                ----------
(State or other                   (Commission File          (I.R.S. employer
Jurisdiction of                   Number)                   Identification No.)
Incorporation)

                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events
         On June 25, 2003, the Underwriting Agreement, dated as of June 18, 2003 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On June 25, 2003, the Series 2003-3 Supplement, dated as of June 25, 2003, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On June 25, 2003, the Indenture, dated as of June 25, 2003 (the "Indenture"), between Chase Credit Card Owner Trust 2003-3 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On June 25, 2003, the Trust Agreement, dated as of June 25, 2003 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On June 25, 2003, the Deposit and Administration Agreement, dated as of June 25, 2003 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.3 Underwriting Agreement, dated as of June 25, 2003, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several
                  Underwriters.

         4.8 Series 2003-3 Supplement, dated as of June 25, 2003 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as

                  Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

         4.9 Indenture, dated as of June 25, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

         4.10 Trust Agreement, dated as of June 25, 2003 between the Depositor and Wilmington Trust Company, as Owner Trustee.

         4.11 Deposit and Administration Agreement, dated as of June 25, 2003 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION



                                         By: /s/ Patricia Garvey
                                            ----------------------
                                         Name: Patricia Garvey
                                         Title: Vice President



Date: July 8, 2003

                               INDEX TO EXHIBITS




Exhibit
Number            Exhibit
-------           -------

1.3               Underwriting Agreement, dated
                  June 18, 2003 among Chase USA,
                  as Transferor, JPMCB, as
                  Servicer, and JPMSI, as
                  representative of the several
                  Underwriters.

4.8               Series 2003-3 Supplement, dated
                  as of June 25, 2003, to the
                  Third Amended and Restated
                  Pooling and Servicing
                  Agreement, as amended by the
                  First Amendment thereto dated
                  as of March 31, 2001, among
                  Chase USA, as Transferor on and
                  after June 1, 1996, JPMCB, as
                  Transferor prior to June 1,
                  1996 and as Servicer, and the
                  Trustee.

4.9               Indenture, dated as of June 25,
                  2003 between the Trust and The
                  Bank of New York, as Indenture
                  Trustee.

4.10              Trust Agreement, dated as of
                  June 25, 2003 between the
                  Depositor and Wilmington Trust
                  Company, as Owner Trustee.

4.11              Deposit and Administration
                  Agreement, dated as of June 25,
                  2003 between Chase USA, as
                  Depositor and Administrator,
                  and the Trust, as Issuer.